Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gexa Corp. (the “Company”) on Form 10-K/A, Amendment No. 1, for the year ended December 31, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, David K. Holeman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David K. Holeman
David K. Holeman
Chief Financial Officer
Dated: April 29, 2005

A signed original of this written statement required by Section 906 has been provided to Gexa Corp. and will be retained by Gexa Corp. and furnished to the Securities and Exchange Commission or its staff upon request.